IBERIABANK Corporation™

Investor Presentation

Merger With Acadiana Bancshares, Inc.

September 23, 2002

Forward Looking Statements

Safe Harbor

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company's periodic filings with the SEC.

In connection with the proposed merger, IBERIABANK Corporation will file a Registration Statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and Acadiana Bancshares, Inc., without charge, at the SEC's web site at HTTP://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to: Investor Relations, IBERIABANK Corporation, 2110 Pinhook Road, Lafayette, LA, 70508, Phone: (337) 267-4458 extension 4708.

IBERIABANK Corporation and its directors and executive officers may be deemed to be "participants in the solicitation" of shareholders of Acadiana Bancshares, Inc., in connection with the proposed transaction. Information concerning directors and executive officers and their direct or indirect interests, by security holdings or otherwise, can be found in the definitive proxy statement of IBERIABANK Corporation filed with the SEC on March 22, 2002.

This communication is not an offer to purchase shares of Acadiana Bancshares, Inc., nor is it an offer to sell shares of IBERIABANK Corporation common stock, which may be issued, in any proposed merger with Acadiana Bancshares, Inc. Any issuance of IBERIABANK Corporation common stock in any proposed merger with Acadiana Bancshares, Inc. would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

Acadiana Market

Acadiana Market
Recent Statistics



ACADIANA
BATON ROUGE

- Trade Area Of About 600,000
- Record Retail Sales In 2001 & 2002
- Record Home Sales In 2001 & 2002
- Construction – 3rd Best Year
- Lafayette Unemployment Rate = 4.1% (4th)
- Lafayette Had Largest Job Growth In The State
- 3rd Highest Per Capita Income In The State (2000)
- Inc. Magazine: 13th Best US City To Start/Grow Business
- Milken Institute: 44th In Relative Output Growth in 1990's

IBERIABANK Corporation

Acadiana Market
Deposit Market Share

	Selected Criteria MSA: LAFAYETTE LA		Inside Of Market			
	Institution Name	Charter	Offices	Deposits	Share	
1	Bank One, National Association	Federal	19	$ 808,308	19.1%	
2	Iberiabank	State	16	438,433	10.4%	→ 646,970 15.3%
3	Hibernia National Bank	Federal	7	249,912	5.9%	
4	Home Bank	Federal	6	236,117	5.6%	
5	MidSouth Bank, National Association	Federal	10	232,866	5.5%	
6	Whitney National Bank	Federal	6	216,369	5.1%	
7	LBA Savings Bank	State	4	208,537	4.9%	
8	St. Landry Bank and Trust Company	State	9	182,345	4.3%	
9	Bank of Commerce & Trust Co.	State	5	179,117	4.2%	
10	St Landry Homestead Federal Savings Bank	Federal	3	127,475	3.0%	
11	Rayne State Bank & Trust Company	State	6	116,255	2.8%	
12	Farmers-Merchants Bank & Trust Company	State	5	107,463	2.5%	
13	Teche Federal Savings Bank	Federal	4	104,595	2.5%	
14	St. Martin Bank and Trust Company	State	6	99,136	2.3%	
15	First Louisiana National Bank	Federal	4	88,522	2.1%	
16	First Bank, National Association	Federal	3	85,068	2.0%	
17	Tri-Parish Bank	State	2	81,904	1.9%	
18	Regions Bank	State	4	77,592	1.8%	
19	Washington State Bank	State	5	72,939	1.7%	
20	American Bank & Trust Company	State	7	69,728	1.7%	
21	Farmers State Bank & Trust Co.	State	3	50,429	1.2%	
22	First Federal Savings and Loan Association	Federal	2	47,983	1.1%	
23	Bank of Sunset and Trust Company	State	4	47,336	1.1%	
24	Rayne Building and Loan Association	State	1	44,061	1.0%	
25	Evangeline Bank and Trust Co.	State	1	40,019	1.0%	
26	Teche Bank & Trust Co.	State	2	37,329	0.9%	
27	Crowley Building and Loan Association	State	1	34,360	0.8%	
28	Church Point Bank and Trust Company	State	1	32,743	0.8%	
29	Hancock Bank of Louisiana	State	3	29,690	0.7%	
30	First Bank	State	1	27,378	0.7%	
31	Guaranty Bank of Mamou	State	1	17,024	0.4%	
32	Gulf Coast Bank	State	4	15,191	0.4%	
33	Basile State Bank	State	1	10,712	0.3%	
34	Merchants and Farmers Bank	State	1	7,710	0.2%	
35	M C Bank & Trust Company	State	1	3,998	0.1%	
		TOTALS	158	$ 4,228,635	100.0%	

Source: FDIC

Acadiana Market
Fed Banking Markets

- **Lafayette Fed Banking Market:**
  - Defined As Acadia, Lafayette, St. Landry, Vermilion*
  - Number 3 (IBKC) Buying Number 4 (ANA)
  - HHI Increases From 723 To 820 (+97) – No Issue

- **Iberia Parish Fed Banking Market:**
  - Defined As Iberia Parish Only
  - Number 1 (IBKC) Buying Number 10 (ANA)
  - HHI Increases From 2,294 To 2,392 (+98) – No Issue

IBERIABANK Corporation

Acadiana Bancshares, Inc. Background

IBERIABANK Corporation

ANA Background

History

- Founded In Feb. 1900; Original Main Office Renovated In 1959 And Gutted By Fire In 1992
- 5 Offices Plus One LPO—Main Office (1900), Moss Street (1973), Southside (1974), Broadmoor (1980), New Iberia (1997), Eunice LPO (1992)
- Converted to LBA Savings Bank In Aug. 1993
- IPO In July 1996 Issued 2.73MM Shares At $12.00 Via Trident Sec.; Since IPO, Bought Back 1.5MM Shares
- Holding Company Formed In February 1996
- Purchased Main Office In May 2000; Bank Leases Less Than One-Third Of Space

IBERIABANK Corporation

ANA Background

Summary Balance Sheet

($000; Period-End Figures)	1999	2000	2001	3/31/02	6/30/02
Cash & Equivalents	$ 11,922	$ 8,467	$ 14,343	$ 10,559	$ 14,206
Securities + FHLB Stock	41,670	40,221	56,022	62,618	62,825
Loans	247,743	269,371	237,428	221,466	221,486
Loan Loss Reserve	(2,747)	(2,714)	(2,710)	(2,429)	(2,422)
Net Loans	244,996	266,657	234,718	219,037	219,064
Other Assets	7,108	9,122	10,422	20,261	16,820
Total Assets	$ 305,696	$ 324,467	$ 315,505	$ 312,475	$ 312,915
Noninterest Bearing Deps	$ 10,382	$ 10,929	$ 14,395	$ 13,576	$ 14,216
Interest Bearing Deposits	202,830	213,602	201,174	199,148	196,436
Total Deposits	213,212	224,531	215,569	212,724	210,652
Borrowings	63,850	69,756	71,729	71,369	72,621
Other Liabilities	884	1,398	1,395	1,744	1,914
Common Equity	28,114	28,833	26,713	26,636	27,369
Unrealized G/(L) on AFS	(364)	(51)	99	2	359
Total Equity	27,750	28,782	26,812	26,638	27,728
Total Liabilities & Equity	$ 305,696	$ 324,467	$ 315,505	$ 312,475	$ 312,915

Source: Company Reports And Triangle Capital Partners

IBERIABANK Corporation

ANA Background

Summary Income Statement

($000; Except Per Share Figures)	1999	2000	2001	3Q01	4Q01	1Q02	2Q02
Net Interest Income	$ 9,212	$ 9,205	$ 9,492	$ 2,352	$ 2,553	$ 2,352	$ 2,325
Provision	-	(83)	20	3	193	-	-
NII After Provision	9,212	9,288	9,472	2,349	2,360	2,352	2,325
Loan Sale Income	89	28	720	206	52	152	171
BOLI Income	-	-	-	-	-	2	105
Other Income	913	1,160	1,129	260	303	284	246
Recurring Nonint Income	1,002	1,188	1,849	466	355	438	522
Nonrecurring Income/(Exp)	(34)	57	(125)	(15)	(10)	(16)	110
Noninterest Expense	6,745	7,102	7,562	1,894	1,740	1,937	2,064
Income Before Taxes	3,435	3,431	3,634	906	965	837	893
Income Taxes	1,229	1,207	1,317	332	349	312	297
Net Income	**$ 2,206**	**$ 2,224**	**$ 2,317**	**$ 574**	**$ 616**	**$ 525**	**$ 596**
Fully Diluted Shares	1,423	1,249	1,159	1,104	1,120	1,141	1,146
Fully Diluted EPS	$ 1.55	$ 1.78	$ 2.00	$ 0.52	$ 0.55	$ 0.46	$ 0.52

Source: Company Reports And Triangle Capital Partners

ANA Background
Summary Ratios

	1999	2000	2001	3Q01	4Q01	1Q02	2Q02
Book Value Per Share	$ 18.57	$ 20.52	$ 22.65	$ 22.22	$ 22.65	$ 22.96	$ 23.77
Dividends Per Share	$ 0.52	$ 0.60	$ 0.60	$ 0.15	$ 0.15	$ 0.15	$ 0.15
Dividend Payout Ratio	33.5%	33.7%	30.0%	28.8%	27.3%	32.6%	28.8%
Tangible Capital/Assets	9.08%	8.87%	8.50%	8.36%	8.50%	8.52%	8.86%
Core Capital Ratio	16.30%	15.30%	14.50%	13.80%	14.50%	14.40%	14.70%
Risk-Based Capital Ratio	17.50%	16.60%	15.80%	15.00%	15.80%	15.70%	15.90%
ROA	0.76%	0.70%	0.73%	0.74%	0.78%	0.67%	0.77%
ROE	7.57%	7.99%	8.58%	9.00%	9.30%	7.70%	8.74%
Net Interest Margin	3.28%	3.00%	3.11%	3.16%	3.38%	3.14%	3.19%
Effective Tax Rate	35.8%	35.2%	36.2%	36.6%	36.2%	37.4%	33.3%
NPA's/Assets	0.03%	0.07%	0.21%	0.29%	0.21%	0.07%	0.08%
LLR/Loans	1.08%	1.01%	1.15%	0.99%	1.14%	1.08%	1.09%
Net Charge-Offs/Avg Loans	-0.01%	-0.02%	0.01%	0.07%	-0.03%	0.50%	0.01%

Source: Company Reports And Triangle Capital Partners

ANA Background

Ownership

00396128@223-000 HOLDINGS SEARCH CUSIP 00428010

ANA US ACADIANA BANCSHR Page 1 / 2

Holder name	Portfolio Name	Source	Held	Percent Outstd	Latest Change	Filing Date
1)ACADIANA BANCSHA	n/a	13G	204,607	17.542	-6,478	12/01
2)JEFFREY L GENDEL	JEFFREY L GENDELL	13F	70,700	6.061		06/02
3)JAMES J MONTELAR	n/a	PROXY	58,753	5.037	1,339	03/02
4)GERALD G REAUX	n/a	PROXY	46,650	3.999	606	03/02
5)SANDLER O'NEILL	SANDLER O'NEILL ASSE	13F	23,400	2.006		06/02
6)LAWRENCE GANKEND	n/a	PROXY	18,644	1.598	774	03/02
* 7)CITIGROUP INC	CITIGROUP INCORPORAT	13F	18,400	1.577	-2,001	06/02
8)KALISTE J SALOOM	n/a	PROXY	15,636	1.341		03/02
9)THOMAS S ORTEGO	n/a	PROXY	15,070	1.292	3,900	03/02
10)TRELLUS CO LLC	TRELLUS COMPANY LLC	13F	14,000	1.200		06/02
11)ADVISORY RESEARC	ADVISORY RESEARCH IN	13F	13,100	1.123	13,100	06/02
12)AXA FINANCIAL	AXA ROSENBERG INVEST	13F	12,600	1.080	4,000	06/02
13)AL W BEACHAM MD	n/a	PROXY	12,015	1.030		03/02
14)FIRST MANHATTAN	FIRST MANHATTAN COMP	13F	11,410	0.978		06/02
15)JOHN H DEJEAN	n/a	PROXY	9,500	0.814		03/02
16)DON J O'ROURKE S	n/a	PROXY	8,962	0.768		03/02
17)GRACE & WHITE	GRACE & WHITE INC	13F	8,214	0.704	8,214	06/02

Source: Bloomberg

ANA Background

Shareholder Returns

COMPARATIVE RETURNS — Page 1/ 6

Range 8/29/97 - 8/30/02 Period M Monthly — 60 Mo. Period

	Securities	Crncy	Prc Appr	Total Ret	Difference	Annual Eq
1	IBKC US Equity	USD	57.64 %	81.87 %		12.69 %
2	ANA US Equity	USD	11.86 %	28.20 %	-53.67 %	5.09 %
3						

(* = No dividends or coupons)



IBERIABANK CORP
ACADIANA BANCSHR
100
50
0
-50
JAN98
JUL98
JAN99
JUL99
JAN00
JUL00
JAN01
JUL01
JAN02
JUL02

Source: Bloomberg

Merger Proposal
Acadiana Bancshares, Inc.

Merger Proposal

Deal Overview

- $39.38 In Value Per ANA Share
- 20% Cash / 80% Stock With 15% Pricing Collar
- One-Time Costs of $5-$6mm
- Synergies of 50% of ANA Expense Base
- New Corporate Headquarters In ANA Building
- No Board Seats; Only One Contract (1-Year)
- Accretive To Annual EPS Around 1%-To-2%, Excluding Merger Related Costs And 3%-To-4% On Cash EPS

Merger Proposal

Deal Overview (Continued)

- Lower Tier 1 Leverage Ratio By 70 bps To 6.89%; Share Repurchase In Place
- IRR In Mid-To-High Teens
- Purchase Price Multiples:
  - Market-To-Book (And Tangible) = 166%
  - Price-To-12-Month Earnings = 19.2x
  - Deposit Premium = 11.5%
  - Premium Over Current Market = 66%

IBERIABANK Corporation

Merger Proposal

Summary Of Merger

- Compelling Synergies—Cross-town HQs
- Solid #2 Market Share With Excellent Distribution System
- Excellent Returns For Shareholder Of Both Companies
- Provides Diversity--Retail Shareholders
- Excellent Asset Quality; Relatively Low Interest Rate Risk
- Our View: Low Risk & Moderate Return Deal

IBERIABANK

An Independent Louisiana Bank™